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                                                                     EXHIBIT 4.2


                                  COMPANY LOGO

                           ARENA PHARMACEUTICALS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             See Reverse For Certain Definitions

                                                               CUSIP 040047 10 2

This Certifies that

is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

                           ARENA PHARMACEUTICALS, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Sr. Vice President, Operations                                     President and
General Counsel and Secretary                            Chief Executive Officer

                                                   COUNTERSIGNED AND REGISTERED:

                                      AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                           P.O. Box 1506, Denver, Colorado 80201

                                                                              BY
                               TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

                   ARENA PHARMACEUTICALS, INC. CORPORATE SEAL



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                           ARENA PHARMACEUTICALS, INC.

     The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common
TEN ENT -         as tenants by the entireties
JT TEN -          as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -            Custodian
                         (Cust)           (Minor)
                         under Uniform Gifts to Minors Act
                                                          (State)

UNIF TRF MIN ACT -            Custodian (until age             )
                               (Cust)
                                 under Uniform Transfers to Minors Act
                           (Minor)                                      (State)


                    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


  (Please Print Or Typewrite Name And Address, Including Zip Code, Of Assignee)



         Shares of the common stock represented by the within Certificate, and
do hereby irrevocably constitute and appoint                 Attorney to
transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

Dated

                                           X
                                             NOTICE: The Signature(S) To This
                                             Assignment Must Correspond With
                                             The Name(S) As Written Upon The
                                             Face Of The Certificate In Every
                                             Particular, Without Alteration Or
                                             Enlargement Or Any Change Whatever.

Signature(s) Guaranteed

By

The Signature(S) Must Be Guaranteed By An
Eligible Guarantor Institution (Banks,
Stockbrokers, Savings And Loan Associations
And Credit Unions With Membership In An
Approved Signature Guarantee Medallion Program),
Pursuant To S.E.C. Rule 17Ad-15.